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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K
                                Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF
                         1934.

               Date of Report (Date of Earliest event reported):
                                June 22, 2005

                      Commission file number 000-27825

                            EXIM INTERNET GROUP, INC.
                (formerly Global Trade Portal Corporation;
                      Hydro Environmental Resources, Inc.)
          (Exact Name of Registrant as specified in its charter)


        Nevada                                         73-1552304
 (State or other jurisdiction of                     (IRS Employer
 Incorporation or organization)                  Identification Number)

                               7683 SE 27TH Street
                         Mercer Island, Washington 98040
                    (Address of principal executive offices)
                           (City, State and Zip Code)

                                  (866)571-0200
                Company's telephone number, including area code

ITEM 4.0 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:

(1) Previous Independent Auditors: Cordovano & Honeck, LLP

(i) Effective June 20, 2005, Exim Internet Group, Inc., formerly Global Trade Portal Corporation and Hydro Environmental Resources, Inc, (the Company) determined to change the Company's independent accountants, and, accordingly, ended the engagement of Cordovano & Honeck, LLP, in that role and retained Madsen & Associates, CPA's, Inc. as its independent accountants. The Audit Committee of the Board of Directors (the "Audit Committee") and the Board of Directors of the Company approved the decision to change independent accountants.

(ii) Management of Exim Internet Group, Inc., formerly Global Trade Portal Corporation and Hydro Environmental Resources, Inc., is unaware of any disagreements with Cordovano & Honeck, LLP related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year of December 31, 2003 and any subsequent interim period through Cordovano & Honeck, LLP's termination on June 20, 2005,there has been no disagreement between the Company and Cordovano & Honeck, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Cordovano & Honeck, LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Cordovano & Honeck, LLP's audit report on the financial statements for the year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

(iv) In connection with its audits for the two most recent fiscal years and review of financial statements through September 30, 2004, there have been no disagreements with Cordovano & Honeck, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Cordovano & Honeck, LLP would have caused them to make reference thereto in their report on the financial statements.

(v) During the two most recent fiscal years of December 31, 2002 and 2003, and the interim period to September 30, 2004, there have been no reportable events with the Company as set forth in Item 304(a(i)(v) of Regulation S-K.

(vi) The Company requested that Cordovano & Honeck, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(2) New Independent Accountants:

(i) The Company engaged Madsen & Associates, CPA's Inc., Inc., Murray, Utah as its new independent auditors as of June 20, 2005. Prior to such date, the Company, did not consult with Madsen & Associates, CPA's, Inc. regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Madsen & Associates, CPA's, Inc, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

June 22, 2005                              EXIM INTERNET GROUP, INC.

                                            By /s/ Mr. Nicholas Alexander
                                        ------------------------------
                                            Mr. Nicholas Alexander, Secretary
                                            and Director